[STATE STREET LOGO] Chase Manhattan - First Union Commercial Mortgage Trust
                        Commercial Mortgage Pass Through Certificates
                                       Series 1999-1
                                           B305
                                                 Payment Date:    April 17, 2000
State Street Corporation                         Record Date:     March 31, 2000

Corporate Trust

2 Avenue de Lafayette

Boston, MA  02111-1724


Trustee's Report to Certificateholders
Table of Contents
------------------------------------------------------------------------------------------------------------------------------------
Report Sections                                       Preparer                     Page Number
---------------                                       --------                     -----------
Distribution Date Statement                           Trustee                         1 - 6
Loan Schedule                                         Trustee                        7 - 11
Loan Portfolio Stratifications                        Trustee                        12 - 13
REO Status Report                                     Servicer                         14
Watch List                                            Servicer                         15
Delinquent Loan Status                                Servicer                         16
Historical Loan Modification Report                   Servicer                         17
Historical Liquidation Report                         Servicer                         18
Comparative Financial Report                          Servicer                       19 - 26
------------------------------------------------------------------------------------------------------------------------------------

Additional Report/File
------------------------------------------------------------------------------------------------------------------------------------
CSSA Periodic Loan Update File                        Servicer                     Delivery Through Web Site
Operating Statement Analysis                          Servicer                     Upon Reqest
NOI Adjustment Worksheet                              Servicer                     Upon Reqest
------------------------------------------------------------------------------------------------------------------------------------


State Street Information Delivery Vehicles
------------------------------------------------------------------------------------------------------------------------------------
Web Site:                                                           http://corporatetrust.statestreet.com
For other information delivery requests:                            informationdelivery@fmg-statestreet.com
------------------------------------------------------------------------------------------------------------------------------------

Deal-Specific Contacts
------------------------------------------------------------------------------------------------------------------------------------
Account Officer (trustee and paying agent questions):               Daniel Scully              (617) 662-1343
Account Administrator (analytics and collateral questions):         Chris O'Connor             (617) 662-1291
Servicer                          The Chase Manhattan Bank                                     (212) 622-3009
Special Servicer                  Orix Real Estate Capital Markets                             (214) 290-2489
------------------------------------------------------------------------------------------------------------------------------------


Rating Agency Contacts
------------------------------------------------------------------------------------------------------------------------------------
Duffs & Phelps Rating Co.         Fitch IBCA, Inc.                  Moody's Investors Service  Standard & Poor's Rating Services
55 East Monroe Street             One State Street Plaza            99 Church Street           26 Brookway
Chicago, Illinois 60603           New York, NY 10004                New York, NY 10007         New York, NY 10007
(312) 368-3100                    (212) 908-0500                    (212) 553-0300             (212) 208-8000
------------------------------------------------------------------------------------------------------------------------------------

This report has been prepared by, or is based on information furnished to State Street Bank and Trust Company ("State Street") by, one or more third parties (e.g. Servicers, Master Servicer, etc.), and State Street has not independently verified information received from or prepared by any such third party. State Street shall not and does not undertake responsibility for the accuracy, completeness, or sufficiency of this report or the information contained herein for any purpose, and State Street makes no representations or warranties with respect thereto. The information in this report is presented here with the approval of the Issuer soley as a convience for the user, and should not be reiled upon withour further investigation by any user contemplating an investment decision with repsect to the related securities.

[STATE STREET LOGO]  Chase Manhattan - First Union Commercial Mortgage Trust
                          Commercial Mortgage Pass Through Certificates
                                          Series 1999-1
                                              B305

                                                    Payment Date: April 17, 2000
                                                     Record Date: March 31, 2000


Trustee's Report to Certificateholders
Payment Summary
-----------------------------------------------------------------------------------------------------------------------------------
                               Pass-Through     Interest        Original          Beginning         Principal        Interest
    Class          CUSIP           Rate           Type          Balance            Balance            Paid             Paid
-----------------------------------------------------------------------------------------------------------------------------------
     A-1         161582AA9        7.1340%        Fixed      $210,400,000.00    $203,769,797.18     $788,978.61     $1,211,411.44
     A-2         161582AB7        7.4390%        Fixed      $816,865,579.00    $816,865,579.00        $0.00        $5,063,885.87
      B          161582AD3        7.6190%        Fixed       $76,870,213.00     $76,870,213.00        $0.00         $488,061.79
      C          161582AE1        7.6250%        Fixed       $62,893,811.00     $62,893,811.00        $0.00         $399,637.76
      D          161582AF8        7.6250%        Fixed       $20,964,604.00     $20,964,604.00        $0.00         $133,212.59
      E          161582AG6        7.7997%       Variable     $48,917,408.00     $48,917,408.00        $0.00         $317,952.59
      F          161582AH4        7.7997%       Variable     $17,470,503.00     $17,470,503.00        $0.00         $113,554.50
      G          161582AJ0        6.4000%        Fixed       $59,399,711.00     $59,399,711.00        $0.00         $316,798.46
      H          161582AK7        6.4000%        Fixed       $10,482,302.00     $10,482,302.00        $0.00          $55,905.61
      I          161582AL5        6.4000%        Fixed       $10,482,301.00     $10,482,301.00        $0.00          $55,905.61
      J          161582AM3        6.4000%        Fixed       $20,964,604.00     $20,964,604.00        $0.00         $111,811.22
      K          161582AN1        6.4000%        Fixed       $6,988,201.00      $6,988,201.00         $0.00         $37,270.41
      L          161582AP6        6.4000%        Fixed       $8,735,252.00      $8,735,252.00         $0.00         $46,588.01
      M          161582AQ4        6.4000%        Fixed       $26,205,752.00     $26,205,752.00        $0.00         $139,763.44
      X*         161582AC5        0.5240%       Variable   $1,397,640,241.00  $1,391,010,038.18       $0.00         $607,463.91
      R             N/A           0.0000%       Residual         $0.00              $0.00             $0.00            $0.00
-----------------------------------------------------------------------------------------------------------------------------------
* Based on a Notional Balance                   Totals:    $1,397,640,241.00  $1,391,010,038.18    $788,978.61     $9,099,223.21
-----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------
                                    Total             Ending
    Class          CUSIP            Paid              Balance
--------------------------------------------------------------------
     A-1         161582AA9      $2,000,390.05     $202,980,818.57
     A-2         161582AB7      $5,063,885.87     $816,865,579.00
      B          161582AD3       $488,061.79       $76,870,213.00
      C          161582AE1       $399,637.76       $62,893,811.00
      D          161582AF8       $133,212.59       $20,964,604.00
      E          161582AG6       $317,952.59       $48,917,408.00
      F          161582AH4       $113,554.50       $17,470,503.00
      G          161582AJ0       $316,798.46       $59,399,711.00
      H          161582AK7        $55,905.61       $10,482,302.00
      I          161582AL5        $55,905.61       $10,482,301.00
      J          161582AM3       $111,811.22       $20,964,604.00
      K          161582AN1        $37,270.41        $6,988,201.00
      L          161582AP6        $46,588.01        $8,735,252.00
      M          161582AQ4       $139,763.44       $26,205,752.00
      X*         161582AC5       $607,463.91    $1,390,221,059.57
      R             N/A             $0.00              $0.00
--------------------------------------------------------------------
* Based on a Notional Balance   $9,888,201.82   $1,390,221,059.57
--------------------------------------------------------------------



Distributions per Certificate
------------------------------------------------------------------------------
                 Beginning       Principal      Interest         Ending
    Class     Certif. Factor   Distribution(1)Distribution(1)Certif. Factor
------------------------------------------------------------------------------
     A-1        0.968487629      3.7498983    5.757658935     0.964737731
     A-2        1.000000000      0.0000000    6.199166669     1.000000000
      B         1.000000000      0.0000000    6.349166614     1.000000000
      C         1.000000000      0.0000000    6.354166708     1.000000000
      D         1.000000000      0.0000000    6.354166766     1.000000000
      E         1.000000000      0.0000000    6.499784085     1.000000000
      F         1.000000000      0.0000000    6.499784236     1.000000000
      G         1.000000000      0.0000000    5.333333356     1.000000000
      H         1.000000000      0.0000000    5.333333270     1.000000000
      I         1.000000000      0.0000000    5.333333779     1.000000000
      J         1.000000000      0.0000000    5.333333270     1.000000000
      K         1.000000000      0.0000000    5.333334001     1.000000000
      L         1.000000000      0.0000000    5.333333257     1.000000000
      M         1.000000000      0.0000000    5.333311557     1.000000000
      X*        0.995256145      0.0000000    0.434635389     0.994691637
      R             N/A             N/A           N/A             N/A
------------------------------------------------------------------------------
(1) represents net payment per certificate

[STATE STREET LOGO]  Chase Manhattan - First Union Commercial Mortgage Trust
                          Commercial Mortgage Pass Through Certificates
                                           Series 1999-1
                                               B305

                                                    Payment Date: April 17, 2000
                                                     Record Date: March 31, 2000


Trustee's Report to Certificateholders
Principal Detail
---------------------------------------------------------------------------------------------------------------
              Beginning        Scheduled     Unscheduled  Other Principal/   Total Principal   Realized Losses/
  Class        Balance         Principal      Principal   Cash Adjustments   Distrib. Amount     Balance Adj.
---------------------------------------------------------------------------------------------------------------
   A-1     $203,769,797.18    $788,978.61       $0.00          $0.00           $788,978.61          $0.00
   A-2     $816,865,579.00       $0.00          $0.00          $0.00              $0.00             $0.00
    B       $76,870,213.00       $0.00          $0.00          $0.00              $0.00             $0.00
    C       $62,893,811.00       $0.00          $0.00          $0.00              $0.00             $0.00
    D       $20,964,604.00       $0.00          $0.00          $0.00              $0.00             $0.00
    E       $48,917,408.00       $0.00          $0.00          $0.00              $0.00             $0.00
    F       $17,470,503.00       $0.00          $0.00          $0.00              $0.00             $0.00
    G       $59,399,711.00       $0.00          $0.00          $0.00              $0.00             $0.00
    H       $10,482,302.00       $0.00          $0.00          $0.00              $0.00             $0.00
    I       $10,482,301.00       $0.00          $0.00          $0.00              $0.00             $0.00
    J       $20,964,604.00       $0.00          $0.00          $0.00              $0.00             $0.00
    K        $6,988,201.00       $0.00          $0.00          $0.00              $0.00             $0.00
    L        $8,735,252.00       $0.00          $0.00          $0.00              $0.00             $0.00
    M       $26,205,752.00       $0.00          $0.00          $0.00              $0.00             $0.00
    X*   $1,391,010,038.18       $0.00          $0.00          $0.00              $0.00             $0.00
    R           $0.00            $0.00          $0.00          $0.00              $0.00             $0.00
---------------------------------------------------------------------------------------------------------------
 Totals:  $1,391,010,038.18   $788,978.61       $0.00          $0.00           $788,978.61          $0.00
          -----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------
          Reimbursement of              Ending             Cumulative
  Class  Prior loss/additional exp.     Balance         Realized Losses
----------------------------------------------------------------------------
   A-1           $0.00               $202,980,818.57          $0.00
   A-2           $0.00               $816,865,579.00          $0.00
    B            $0.00                $76,870,213.00          $0.00
    C            $0.00                $62,893,811.00          $0.00
    D            $0.00                $20,964,604.00          $0.00
    E            $0.00                $48,917,408.00          $0.00
    F            $0.00                $17,470,503.00          $0.00
    G            $0.00                $59,399,711.00          $0.00
    H            $0.00                $10,482,302.00          $0.00
    I            $0.00                $10,482,301.00          $0.00
    J            $0.00                $20,964,604.00          $0.00
    K            $0.00                 $6,988,201.00          $0.00
    L            $0.00                 $8,735,252.00          $0.00
    M            $0.00                $26,205,752.00          $0.00
    X*           $0.00             $1,390,221,059.57          $0.00
    R            $0.00                    $0.00               $0.00
----------------------------------------------------------------------------
 Totals:         $0.00              $1,390,221,059.57         $0.00
         -------------------------------------------------------------------







Interest Detail
-----------------------------------------------------------------------------------------------------------------------------------
               Accrued        Beg. Unpaid    Prepayment   Current Interest Prepayment Premium/     Deferred           Excess
  Class   Certif. Interest     Interest     Int. Shortfall   Shortfalls     Yield Maintenance      Interest          Interest
-----------------------------------------------------------------------------------------------------------------------------------
   A-1      $1,211,411.44        $0.00          $0.00          $0.00              $0.00             $0.00              $0.00
   A-2      $5,063,885.87        $0.00          $0.00          $0.00              $0.00             $0.00              $0.00
    B         $488,061.79        $0.00          $0.00          $0.00              $0.00             $0.00              $0.00
    C         $399,637.76        $0.00          $0.00          $0.00              $0.00             $0.00              $0.00
    D         $133,212.59        $0.00          $0.00          $0.00              $0.00             $0.00              $0.00
    E         $317,952.59        $0.00          $0.00          $0.00              $0.00             $0.00              $0.00
    F         $113,554.50        $0.00          $0.00          $0.00              $0.00             $0.00              $0.00
    G         $316,798.46        $0.00          $0.00          $0.00              $0.00             $0.00              $0.00
    H          $55,905.61        $0.00          $0.00          $0.00              $0.00             $0.00              $0.00
    I          $55,905.61        $0.00          $0.00          $0.00              $0.00             $0.00              $0.00
    J         $111,811.22        $0.00          $0.00          $0.00              $0.00             $0.00              $0.00
    K          $37,270.41        $0.00          $0.00          $0.00              $0.00             $0.00              $0.00
    L          $46,588.01        $0.00          $0.00          $0.00              $0.00             $0.00              $0.00
    M         $139,764.01        $0.11          $0.00          $0.57              $0.00             $0.00              $0.00
    X*        $607,463.91        $0.00          $0.00          $0.00              $0.00             $0.00              $0.00
    R            $0.00           $0.00          $0.00          $0.00              $0.00             $0.00              $0.00
          -------------------------------------------------------------------------------------------------------------------------
 Totals:    $9,099,223.78        $0.11          $0.00          $0.57              $0.00             $0.00              $0.00
          -------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------
              Total Interest        Cum. Unpaid
  Class        Distr. Amount     Interest Shortfall
-----------------------------------------------------
   A-1         $1,211,411.44           $0.00
   A-2         $5,063,885.87           $0.00
    B            $488,061.79           $0.00
    C            $399,637.76           $0.00
    D            $133,212.59           $0.00
    E            $317,952.59           $0.00
    F            $113,554.50           $0.00
    G            $316,798.46           $0.00
    H             $55,905.61           $0.00
    I             $55,905.61           $0.00
    J            $111,811.22           $0.00
    K             $37,270.41           $0.00
    L             $46,588.01           $0.00
    M            $139,763.44           $0.68
    X*           $607,463.91           $0.00
    R              $0.00               $0.00
          -------------------------------------------
 Totals:       $9,099,223.21           $0.68
          -------------------------------------------

[STATE STREET LOGO]  Chase Manhattan - First Union Commercial Mortgage Trust
                          Commercial Mortgage Pass Through Certificates
                                            Series 1999-1
                                                 B305

                                                    Payment Date: April 17, 2000
                                                     Record Date: March 31, 2000

Trustee's Report to Certificateholders


 Delinquency Statistics

                                    -----------------------------------------------------------------------------------------------
                                         One Month        Two Months      Three+Months         Foreclosures              Total
 ----------------------------------------------------------------------------------------------------------------------------------
 # of Loans                                 0                 0                 0                    0                     0
 ----------------------------------------------------------------------------------------------------------------------------------
 Ending APB                                0.00              0.00             0.00                 0.00                   0.00
 ----------------------------------------------------------------------------------------------------------------------------------



 Appraisal Reduction

                                                                        ------------------------------------------
                                                                          Current Total      Cumulative Total
 -----------------------------------------------------------------------------------------------------------------
 Loan Number               0                0                 0                 0                    0
 -----------------------------------------------------------------------------------------------------------------
 Amount                  0.00              0.00              0.00             0.00                 0.00
 -----------------------------------------------------------------------------------------------------------------
 ASER Date              0/0/00            0/0/00            0/0/00           0/0/00               0/0/00
 -----------------------------------------------------------------------------------------------------------------


 Liquidated Mortgage Loans
 ---------------------------------------------------------------------------------------------------------------------
    Loan Number       Aggregate Liquidation Proceeds     Proceeds allocable            Collateral Support Deficit
                                                           to certificates
 ---------------------------------------------------------------------------------------------------------------------
 No Liquidated Loans            0.00                               0.00                          0.00
 ---------------------------------------------------------------------------------------------------------------------
 No Liquidated Loans            0.00                               0.00                          0.00
 ---------------------------------------------------------------------------------------------------------------------



 REO Properties (which a Final Recovery Determination has been made)
 ----------------------------------------------------------------------------------------------------------------------------------
    Loan Number     Aggregate Liquidation Proceeds     Proceeds allocable           Collateral Support Deficit    Appraised Value
                                                        to certificates
 ----------------------------------------------------------------------------------------------------------------------------------
 No REO Properties       0.00                                0.00                               0.00                      0.00
 ----------------------------------------------------------------------------------------------------------------------------------
 No REO Properties       0.00                                0.00                               0.00                      0.00
 ----------------------------------------------------------------------------------------------------------------------------------


 ================================================================================================================================
 Aggregate amount of monies collected by Servicer with respect to REO property during the Collection Period                 0.00
 ================================================================================================================================

 ================================================================================================================================
 Aggr. of all Liquidation Proceeds and other amt. received in connection with Final Recovery Determination                  0.00
 ================================================================================================================================




 Mortgage Loans which were defeased during the related Due Period
 ---------------------------------------------------------------------
    Loan Number           NA                NA                NA
 ---------------------------------------------------------------------

[State Street Logo] Chase Manhattan - First Union Commercial Mortgage Trust
                         Commercial Mortgage Pass Through Certificates
                                          Series 1999-1
                                              B305

                                                    Payment Date: April 17, 2000
                                                     Record Date: March 31, 2000

Trustee's Report to Certificateholders


          ----------------------------------------------------------------------------------------------------------------------
          Available Distribution Amount                                                                            9,888,201.82
          ----------------------------------------------------------------------------------------------------------------------


          Collateral Information:
          ----------------------------------------------------------------------------------------------------------------------
                                                                                  Current Period           Current Period

                                                            Closing                 Beginning                  Ending
                                                            -------                 ---------                  ------
          Stated Principal Balance                           1,397,640,242.00       1,391,010,039.04           1,390,221,060.43
          Actual Principal Balance                                                                             1,390,255,431.18
          Loan Count                                                                   205                      205

          Gross WAC                                                                         7.90878%
          Net WAC                                                                           7.84974%
          ----------------------------------------------------------------------------------------------------------------------

          Interest Reserve Account:
          --------------------------------------------------------------------
          Beginning Balance                                              0.00
          Deposits                                                       0.00
          Withdrawals                                                    0.00
          Ending Balance                                                 0.00
          --------------------------------------------------------------------


          Advances:
          ------------------------------------------------------------------------------------------------------------------------
          Aggregate P&I Advances                                                                                             0.00
          Aggregate unreimbursed P&I Advances outstanding as of close of business on distribution date                       0.00
          Interest accrued and payable to Master Servicer in respect of unreimbursed P&I Advances                            0.00
          Interest Payable to Master Servicer on Advances                                                                    0.00
          Aggregate Amount of interest on Servicing Advances paid to the Special Servicer                                    0.00
          ------------------------------------------------------------------------------------------------------------------------

          Servicing and Trustee Fees:
          ------------------------------------------------------------------------------------------------------------------------
          Aggregate Amount of servicing compensation paid to Master Servicer                                            67,280.25
          Aggregate Amount of servicing compensation paid to Special Servicer                                                0.00
          Aggregate Amount of servicing compensation paid to Sub-Servicer directly out of trust fund                         0.00
          Sub-Servicing Fee (included in Master Servicing Fee)                                                               0.00
          Trustee Fees
          ------------------------------------------------------------------------------------------------------------------------

          Aggregate Amount Of:
          ===================================================
          Liquidation Proceeds                          0.00
          Insurance Proceeds                            0.00
          Principal Recovery Fees                       0.00
          Additional Trust Fund Expenses                0.00
          Additional Interest                           0.00
          Net Default Interest                          0.00
          ===================================================

[STATE STREET LOGO] Chase Manhattan - First Union Commercial Mortgage Trust
                         Commercial Mortgage Pass Through Certificates
                                           Series 1999-1
                                                B305

                                                    Payment Date: April 17, 2000
                                                     Record Date: March 31, 2000

Trustee's Report to Certificateholders


                                                                 Original/Current Ratings
-----------------------------------------------------------------------------------------------------------------------------------
              Original    Current    Original Fitch      Current Fitch     Original    Current    Original S&P       Current S&P
     Class      DCR         DCR                            19990925         Moody's     Moodys                         19990925
-----------------------------------------------------------------------------------------------------------------------------------
      A-1                                 AAA                AAA                                     AAA                AAA
      A-2                                 AAA                AAA                                     AAA                AAA
       B                                   AA                 AA                                      AA                 AA
       C                                    A                  A                                       A                  A
       D                                   A-                 A-                                      A-                 A-
       E                                  BBB                BBB                                     BBB                BBB
       F                                 BBB-               BBB-                                    BBB-               BBB-
       G                                   NR                 NR                                      NR                NR
       H                                   NR                 NR                                      NR                NR
       I                                   NR                 NR                                      NR                NR
       J                                   NR                 NR                                      NR                NR
       K                                   NR                 NR                                      NR                NR
       L                                   NR                 NR                                      NR                NR
       M                                   NR                 NR                                      NR                NR
       X*                                 AAA                AAA                                     AAA               AAA
       R

-----------------------------------------------------------------------------------------------------------------------------------


Subordinate Support Percentage & Original Class Maturity @ 0% CPR
--------------------------------------------------------------------------------------------------------
                 Orig. Class Maturity          Original Subordinate                Current Subordinate
     Class          @ 0% CPR                   Support Percentage                  Support Percentage
     -----          --------                   ------------------                  ------------------
      A-1            8/15/2007                      26.500%                               26.641%
      A-2            8/15/2009                      26.500%                               26.641%
       B             8/15/2009                      21.000%                               21.112%
       C             8/15/2009                      16.500%                               16.588%
       D             8/15/2009                      15.000%                               15.080%
       E             8/15/2011                      11.500%                               11.561%
       F             8/15/2011                      10.250%                               10.305%
       G                                             6.000%                                6.032%
       H                                             5.250%                                5.278%
       I                                             4.500%                                4.524%
       J                                             3.000%                                3.016%
       K                                             2.500%                                2.513%
       L                                             1.875%                                1.885%
       M                                             0.000%                                0.000%
       X*                                             NA                                     NA
       R                                              NA                                     NA
--------------------------------------------------------------------------------------------------------


 Prepayment Speed History
 -------------------------------------
                         CPR
                          %

 -------------------------------------
    1 month             0.00%
 -------------------------------------
    3 month             0.00%
 -------------------------------------
    6 month             0.00%
 -------------------------------------
    12 month            0.00%
 -------------------------------------
      Life              0.00%
 -------------------------------------